SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) April 23, 2004
                                                          --------------

                                RMS TITANIC, INC.
                                ----------------
             (Exact Name of Registrant as Specified in its Charter)

                                     Florida
                                     -------
                 (State or Other Jurisdiction of Incorporation)

               0-24452                               59-2753162
               -------                               ----------
      (Commission File Number)           (IRS Employer Identification No.)

             3340 Peachtree Road, Suite 2250, Atlanta, Georgia     30326
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               (Address of Principal Executive Offices)         (Zip Code)

                                  404-842-2600
                                  ------------
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.     Other Events

On April 23, 2004, the United States District Judge for the Eastern District of Virginia Rebecca B. Smith dismissed the lawsuit filed by Lawrence D'Addario against RMS Titanic Inc. and Arnie Geller and Gerald Couture, two officers and directors of the company. Specifically, the Court approved and adopted in full the findings and recommendations set forth in the Magistrate Judge's reports and recommendations of March 5, 2004 whereby summary judgment as to Counts I, II and III of the D'Addario Complaint was granted in favor of Messrs. Geller and Couture. Summary judgment was also granted in favor of defendants Mr. Joseph Marsh, a principal shareholder and Mr. G. Michael Harris, a former officer and director. By Order, dated December 19, 2003, the Court had previously dismissed Count IV of the Complaint as moot. The Court's final order is subject to a possible appeal to the Fourth Circuit Court of Appeals.

The Company was originally served with notice of the lawsuit on April 25, 2002. The suit alleged fraud, self-dealing, mismanagement, diversion and waste of corporate assets by the individuals in their capacities as directors and/or officers of the Company and by Joe Marsh, as a principal shareholder of the Company. The Company has been obligated to pay for the defense expenses of its officers and directors under indemnification agreements.

In the March 5, 2004 report and recommendation, the Court noted that in deciding a summary judgment motion, a court must view the record as a whole and in the light most favorable to the non-moving party. If, however, evidence is so one-sided that one party must prevail as a matter of law, summary judgment is granted in that party's favor.

The Magistrate Judge's report and recommendation as to Messrs. Geller and Couture concluded that both individuals clearly owed a fiduciary duty to the corporation and its shareholders, but the plaintiff did not present evidence to prove that Messrs. Geller or Couture breached their fiduciary duties (Count I and II), or that they committed any RICO violations (Count III) and, therefore Messrs. Geller and Couture should be granted summary judgment, and the case against them dismissed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 6, 2004                           RMS TITANIC, INC.

                                              By: /s/ Arnie Geller
                                              ------------------------
                                              Arnie Geller, President